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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of United Online, Inc. (the "Company") of our report dated August 14, 2001 relating to the consolidated balance sheet of the Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Century City, California
August 23, 2001

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EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS